EXHIBIT 99.2

INTEGRATED FINANCIAL HOLDINGS, INC.

RALEIGH, NORTH CAROLINA

SEPTEMBER 30, 2024

INTEGRATED FINANCIAL HOLDINGS, INC.

CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

SEPTEMBER 30, 2024

Page Number
Financial Statements
Consolidated Balance Sheet	3
Consolidated Statement of Income	4-5
Consolidated Statement of Comprehensive Income	6
Consolidated Statement of Changes in Shareholders’ Equity	7
Consolidated Statement of Cash Flows	8-9
Notes to the Unaudited Consolidated Financial Statements	10-20

INTEGRATED FINANCIAL HOLDINGS, INC.

CONSOLIDATED BALANCE SHEET (UNAUDITED)

(in thousands, except per share data)	September 30, 2024
Assets
Cash and due from banks	$6,379
Interest-bearing deposits with other institutions	71,443
Total cash and cash equivalents	77,822
Securities available-for-sale, at fair value	1,019
Loans held for sale	41,723
Loans held for investment	382,755
Allowance for credit losses (“ACL”)	(7,660)
Loans held for investment, net	375,095
Premises and equipment, net	3,638
Loan servicing assets	4,515
Bank owned life insurance	4,779
Accrued interest receivable	4,299
Goodwill	13,161
Intangible assets	4,520
Other assets	11,607
Total assets	$542,178
Liabilities and shareholders’ equity
Liabilities
Deposits:
Noninterest-bearing	$85,609
Interest-bearing	364,274
Total deposits	449,883
Accrued interest payable	1,277
Other liabilities	8,388
Total liabilities	459,548
Shareholders’ equity
Common stock, voting $1 par value, 9,000,000 shares authorized, 2,338,764 shares issued and outstanding at September 30, 2024	2,339
Common stock, non-voting, $1 par value, 1,000,000 shares authorized, 21,740 shares issued and outstanding at September 30, 2024	22
Additional paid-in capital	28,370
Retained earnings	52,044
Accumulated other comprehensive loss	(145)
Total shareholders’ equity	82,630
Total liabilities and shareholders’ equity	$542,178

INTEGRATED FINANCIAL HOLDINGS, INC.

CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)

(in thousands, except share and per share data)	Nine Months Ended September 30, 2024
Interest income
Interest and fees on loans	$27,356
Investment securities & deposits	1,698
Total interest income	29,054
Interest expense
Interest on deposits	11,083
Interest on borrowed funds	474
Total interest expense	11,557
Net interest income	17,497
Provision for credit losses	1,850
Net interest income after provision for credit losses	15,647
Noninterest income
Government loan servicing and packaging revenue	10,952
Government lending revenue	4,693
Loan servicing rights	549
Bank-owned life insurance income	91
Change in fair value of marketable equity securities	(8,631)
Other noninterest income	(1,879)
Total noninterest income	5,775
Noninterest expense
Compensation	16,184
Occupancy and equipment	862
Loan related expenses	1,788
Data processing expense	765
Advertising expense	350
Insurance expense	668
Professional fees	1,317
Software	1,523
Communications	191
Directors fees	576
Intangible amortization expense	498
Merger related expenses	5,133
Other noninterest expense	1,272
Total noninterest expense	31,127
Loss before income taxes	(9,705)
Income tax benefit	1,719
Net loss	$(7,986)

Basic loss per common share	$(3.37)
Diluted loss per common share	$(3.32)
Weighted average common shares outstanding	2,369,645
Diluted average common shares outstanding	2,402,438

INTEGRATED FINANCIAL HOLDINGS, INC.

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (UNAUDITED)

(in thousands)	Nine Months Ended September 30, 2024
Net loss	$(7,986)
Other comprehensive loss:
Unrealized gain during the period on available-for-sale securities	2,500
Income tax expense relating to the items above	(525)
Other comprehensive income	1,975
Comprehensive loss	$(6,011)

INTEGRATED FINANCIAL HOLDINGS, INC.

CONSOLIDATED STATEMENT OF SHAREHOLDERS’ EQUITY (UNAUDITED)

				Accumulated
	Common Stock		Additional	Other		Total
	$1.00 par		Paid-in	Comprehensive	Retained	Shareholders’
(in thousands)	Voting	Non-voting	Capital	Loss	Earnings	Equity
Balance at December 31, 2023	$2,273	$22	$25,811	$(2,120)	$74,346	$100,332
Net income	-	-	-	-	(7,986)	(7,986)
Other comprehensive income	-	-	-	1,975	-	1,975
Distribution of shareholder dividend	-	-	-	-	(14,316)	(14,316)
Stock based compensation	-	-	330	-	-	330
Exercise of stock options	30	-	213	-	-	243
Restricted stock issuance	37	-	2,016	-	-	2,053
Share cancellations	(1)	-	-	-	-	(1)
Balance at September 30, 2024	$2,339	$22	$28,370	$(145)	$52,044	$82,630

INTEGRATED FINANCIAL HOLDINGS, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

Nine Months Ended
(in thousands)	September 30, 2024
Cash flows from operating activities
Net income	(7,986)
Adjustments to reconcile net income to net cash from operating activities:
Depreciation expense	134
Provision for loan losses	1,850
Amortization of premium on securities, net of accretion	19
Amortization of intangible assets	498
Accretion of discounts on loans	(1,518)
Originations of loans held for sale	(72,254)
Proceeds from sales of loans held for sale	75,647
Net gains on sale of loans held for sale	(4,693)
Net gain on sale of foreclosed assets	(19)
Stock-based compensation expense	2,346
Earnings on bank-owned life insurance	(91)
Revaluation of loan servicing rights	(549)
Net loss on the sale of investments	9,460
Changes in assets and liabilities:
Increase in other assets	1,173
Decrease in other liabilities	(1,887)
Net cash provided by operating activities	$2,131

Cash flows from investing activities
Proceeds from maturities and principal paydowns of securities available-for-sale	$521
Proceeds from the sale of investments	33,746
Increase in loans, net	(22,633)
Increase in FHLB stock, net	80
Proceeds from sale of foreclosed assets	120
Purchases of premises and equipment, net	(16)
Net cash provided by investing activities	$11,819

Cash flows from financing activities
Increase in deposits, net	$14,204
Stock option exercises and restricted stock vested	279
Distribution of dividend to shareholders	(14,316)
Net cash provided by financing activities	$167

Net change in cash and cash equivalents	$14,116
Cash and cash equivalents, beginning	63,706
Cash and cash equivalents, ending	$77,822

Supplemental Disclosures of Cash Flow Information
Cash paid during the period for interest	$11,626
Cash paid during the period for taxes	$949
Supplemental Disclosure of Non-Cash Transactions
Change in unrealized loss on securities AFS	$2,500

INTEGRATED FINANCIAL HOLDINGS, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 1. Nature of Business and Basis of Presentation

Summary of Significant Accounting Policies

A summary of significant accounting principles is included in the Integrated Financial Holdings, Inc. (the “Company”) consolidated financial statements (unaudited), which are included elsewhere herein.

Principles of Consolidation and Basis of Presentation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, West Town Bank & Trust (the “Bank”) and Windsor Advantage, LLC (“Windsor”) after elimination of all significant intercompany balances and transactions.

Management Opinion

The accompanying unaudited consolidated interim financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) and are unaudited. They do not contain all of the disclosures required for annual audited financial statements. In the opinion of management, all adjustments necessary to present a fair statement of the results for the interim period have been made. Such adjustments are of a normal and recurring nature. The results of operations for any interim period are not necessarily indicative of the results to be expected for an entire year. These interim consolidated financial statements should be read in conjunction with the annual consolidated financial statements and notes thereto contained in the Company’s consolidated financial statements.

Use of Estimates

The preparation of consolidated financial statements in conformity with generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. On an ongoing basis, the Company evaluates its estimates, including those relating to the allowance for credit losses, determination of fair value of acquired assets and assumed liabilities, servicing assets, and valuation of goodwill and intangible assets.

Risks and Uncertainties

In the normal course of its business, the Company encounters two significant types of risks: economic and regulatory. There are three main components of economic risk: interest rate risk, credit risk, and market risk. The Company is subject to interest rate risk to the degree that its interest-bearing liabilities mature or reprice at different times, or on different bases, than its interest-earning assets. Credit risk is the risk of default on the Company’s loan and investment securities portfolios that results from a borrower’s inability or unwillingness to make contractually required payments. Market risk reflects changes in the value of collateral underlying loans receivable and the valuation of real estate held by the Company.

The Company is subject to the regulations of various governmental agencies. These regulations can and do change significantly from period to period. The Company also undergoes periodic examinations by the regulatory agencies, which may subject it to further changes with respect to asset valuations, amounts of required loss allowances and operating restrictions from the regulators’ judgments based on information available to them at the time of their examination.

INTEGRATED FINANCIAL HOLDINGS, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Concentrations of Credit Risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of loans receivable, investment securities, federal funds sold and amounts due from banks.

The Company makes loans to individuals and small businesses for various personal and commercial purposes throughout the United States. The Company’s loan portfolio is not concentrated in loans to any single borrower or a relatively small number of borrowers. Additionally, management is not aware of any concentrations of loans to classes of borrowers or industries that would be similarly affected by economic conditions. However, the Company does have a large portfolio of loans in the solar electric generation power industry but not so much as to be deemed a concern by management.

In addition to monitoring potential concentrations of loans to particular borrowers or groups of borrowers, industries and geographic regions, management monitors exposure to credit risk from concentrations of lending products and practices such as loans that subject borrowers to substantial payment increases (e.g., principal deferral periods, loans with initial interest-only periods, etc.), and loans with high loan-to-value ratios. Management has determined that there is no concentration of credit risk associated with its lending policies or practices. Additionally, there are industry practices that could subject the Company to increased credit risk should economic conditions change over the course of a loan’s life. For example, the Company makes variable rate loans and fixed rate principal-amortizing loans with maturities prior to the loan being fully paid (i.e., balloon payment loans). These loans are underwritten and monitored to manage the associated risks. Therefore, management believes that these particular practices do not subject the Company to unusual credit risk.

The Company’s investment portfolio consists principally of obligations of the United States, its agencies or its corporations and general obligation municipal securities. In the opinion of management, there is no concentration of credit risk in its investment portfolio. The Company places its deposits and correspondent accounts with and sells its federal funds to high quality institutions.

Management believes credit risk associated with correspondent accounts is not significant.

INTEGRATED FINANCIAL HOLDINGS, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 2. Earnings per Share

Basic earnings per common share is computed using the weighted average number of common shares and participating securities outstanding during the reporting period. Diluted earnings per common share is the amount of earnings available to each share of common stock during the reporting period adjusted to include the effect of potentially dilutive common shares. Potentially dilutive common shares include incremental shares issued for stock options and warrants. Potentially dilutive common shares are excluded from the computation of dilutive earnings per share in the periods in which the effect would be anti-dilutive.

The Company’s basic and diluted earnings per share calculations are presented in the following table:

Nine Months Ended
(in thousands, except share and per share data)	September 30, 2024
Net loss	$(7,986)
Weighted average common shares - basic	2,369,645
Add: effect of dilutive stock options and restricted stock awards	32,793
Weighted average common shares - dilutive	2,402,438
Basic earnings per common share	$(3.37)
Diluted earnings per common share	$(3.32)

INTEGRATED FINANCIAL HOLDINGS, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 3. Investment Securities

The amortized cost, unrealized gains, unrealized losses, and fair values of available-for-sale investment securities at September 30, 2024 are as follows:

	September 30, 2024
		Gross	Gross
	Amortized	Unrealized	Unrealized
(in thousands)	Cost	Gains	Losses	Fair Value
Government sponsored enterprises collateralized
mortgage obligations	$1,202	$-	$(183)	$1,019
Total investment securities available-for-sale	$1,202	$-	$(183)	$1,019

The following table summarized securities with unrealized losses at September 30, 2024, aggregated by major security type and length of time in a continuous unrealized loss position:

	September 30, 2024
	Less than twelve months		Twelve months or more		Total
		Unrealized		Unrealized		Unrealized
(in thousands)	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
Government sponsored enterprises
collateralized mortgage obligations	$-	$-	$1,019	$(183)	$1,019	$(183)
Total	$-	$-	$1,019	$(183)	$1,019	$(183)

The fair values of investment securities available-for-sale at September 30, 2024 by contractual maturity are shown below.  Actual expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations.

		After One	After Five
	Within	Within	Within	After
(in thousands)	1 Year	Five Years	Ten Years	Ten Years	Total
Government sponsored enterprises
collateralized mortgage obligations	$-	$-	$-	$1,019	$1,019
Total	$-	$-	$-	$1,019	$1,019

Management considers the nature of the investment, the underlying causes of the decline in the market value and the severity in determining impairment.  Consideration is given to (1) the extent to which the fair value has been less than cost, (2) the financial condition and near-term prospects of the issuer, and (3) the intent and ability of the Company to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value.

INTEGRATED FINANCIAL HOLDINGS, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 3. Investment Securities, Continued

Securities classified as available-for-sale are recorded at fair market value. At September 30, 2024, there were two securities classified as available-for-sale in an unrealized loss position for twelve months or more. No impairment loss has been realized in the Company’s consolidated income statement.

As of September 30, 2024, investments with amortized costs and fair values of $1.2 million and $1.0 million, respectively, were pledged as collateral for public deposits.

INTEGRATED FINANCIAL HOLDINGS, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 4. Loans Held for Investment

Loans held for investment at September 30, 2024 were as follows:

(in thousands)	September 30, 2024
Commercial	$253,394
Real Estate:
Commercial real estate	77,971
Residential real estate	50,035
Consumer	29
Subtotal	381,429
Net deferred loan costs	1,326
Allowance for credit losses	(7,660)
Loans held for investment, net	$375,095

Included above, the Company has SBA loans totaling $41.9 million and USDA loans totaling $266.5 million at September 30, 2024.

The following tables present the activity in the allowance for credit losses by class of loans for the nine months ended September 30, 2024.

		Commercial	Residential
(in thousands)	Commercial	Real Estate	Real Estate	Consumer	Unallocated	Total
Allowance for credit losses:
Beginning balance
as of December 31, 2023	$5,138	$1,044	$669	$1	$84	$6,936
Provision for credit losses	1,570	(428)	582		126	1,850
Charge-offs	(784)	(451)				(1,235)
Recoveries	50	60				110
Ending Balance
as of September 30, 2024	$5,974	$225	$1,251	$1	$209	$7,660

INTEGRATED FINANCIAL HOLDINGS, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 4. Loans Held for Investment, continued

The Company has certain loans for which repayment is dependent upon the operation or sale of collateral, as the borrower is experiencing financial difficulty. The underlying collateral can vary based upon the type of loan. The following provides more detail about the types of collateral that secure collateral dependent loans:

•
Commercial real estate loans can be secured by either owner occupied commercial real estate or non-owner occupied investment commercial real estate. Typically, owner occupied commercial real estate loans are secured by office buildings, warehouses, manufacturing facilities and other commercial and industrial properties occupied by operating companies. Non-owner occupied commercial real estate loans are generally secured by office buildings and complexes, retail facilities, multifamily complexes, land under development, industrial properties, as well as other commercial or industrial real estate.

•	Residential real estate loans are typically secured by first mortgages, and in some cases could be secured by a second mortgage.

•	Home equity lines of credit are generally secured by second mortgages on residential real estate property.

•	Consumer loans are generally secured by automobiles, motorcycles, recreational vehicles and other personal property. Some consumer loans are unsecured and have no underlying collateral.

The following table details the amortized cost of collateral dependent loans as of September 30, 2024:

(in thousands)	September 30, 2024
Commercial	$4,124
Real Estate:
Commercial real estate	12,235
Residential real estate	4,688
Total loans	$21,047

Nonaccrual loans and collateral dependent loans are defined differently. Some loans may be included in both categories, and some may only be included in one category.

The following table presents the recorded investment in non-accrual and loans past due over 90 days still on accrual by class of loans as of September 30, 2024:

	September 30, 2024
	Nonaccrual Loans	Nonaccrual Loans	Total
(in thousands)	with No Allowance	with an Allowance	Nonaccrual Loans
Commercial	$2,067	$178	$2,245
Real Estate:
Commercial real estate	8,877	1,948	10,826
Residential real estate	2,294	2,444	4,738
Total loans	$13,238	$4,570	$17,808

INTEGRATED FINANCIAL HOLDINGS, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 4. Loans Held for Investment, continued

Non-accrual loans and loans past due over 90 days still on accrual include both smaller balance homogeneous loans that are collectively evaluated and individually classified collateral dependent loans. Loans from which principal or interest is in default for 90 days or more are classified as a non-accrual unless they are well secured and in process of collection. Loans past due over 90 days still accruing were matured loans that were well secured and in process of collection. Borrowers have continued to make payments on these loans while administrative and legal due processes are proceeding which will enable the Bank to extend or modify maturity dates.

The following tables display all non-accrual loans and loans 90 or more days past due and still on accrual for the periods ended September 30, 2024.

(in thousands)	Amount	Number
September 30, 2024
Loans past due over 90 days and still on accrual	$-	-
Non-accrual loans past due
Less than 30 days	-	-
30-59 days	-	-
60-89 days	-	-
90+ days	4,570	18
Non-accrual loans past due	$4,570	18

The following tables present the aging of the recorded investment in past due loans by class of loans as of September 30, 2024:

			Greater than
	30 - 59 Days	60 - 89 Days	90 Days	Total
	Past	Past	Past	Past		Total
(in thousands)	Due	Due	Due	Due	Current	Loans
September 30, 2024
Commercial	$250	$335	$257	$843	$252,551	$253,394
Commercial real estate		465	10,829	11,294	66,677	77,971
Residential real estate	2,344	663	1,772	4,779	45,256	50,035
Consumer	-	-	-	-	29	29
Total	$2,594	$1,463	$12,858	$16,916	$364,513	$381,429

INTEGRATED FINANCIAL HOLDINGS, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 4. Loans Held for Investment, continued

The Company closely monitors the performance of the loans that are modified to borrowers experiencing financial difficulty to understand the effectiveness of its modification efforts.

During the nine months ended September 30, 2024, there were seven loans totaling $1,460,000 for commercial borrowers experiencing financial difficulty. All modifications provided for three months of full payment deferral.

Credit Quality Indicators

The Company categorizes loans into risk categories based on relevant information about the ability of borrowers to service their debt such as: current financial information, historical payment experience, credit documentation, public information, and current economic trends, among other factors. The Company analyzes loans individually by classifying the loans as to credit risk. This analysis includes non-homogeneous loans, such as commercial and commercial real estate loans. This analysis is performed on a quarterly basis. The risk category of homogeneous loans is evaluated at origination and when a loan becomes delinquent. The Company uses the following definitions for risk ratings:

Pass loans are loans that are performing and are deemed adequately protected by the net worth of the borrower or the underlying collateral value. These loans are considered the least risky in terms of determining the allowance for loan losses.

Special Mention loans are loans with underwriting guideline tolerances and/or exceptions and with no mitigating factors. These are loans that are currently performing satisfactorily but with potential weaknesses that may, if not corrected, weaken the asset or inadequately protect the Bank’s position at some future date.

Substandard loans typically have an identified weakness or weaknesses and are inadequately protected by the net worth of the borrower or collateral value.

Doubtful loans have the same characteristics of a substandard loan with an additional weakness that makes collection or liquidation of the asset highly questionable, and there is a high probability of loss based on currently existing facts, conditions or values.

Loss loans are considered uncollectable and of such little value that their continuance as bankable assets is not warranted. This classification does not mean that the asset has absolutely no recovery or salvage value but rather that it is not practical or desirable to defer writing off the worthless loan even though partial recovery may be collected in the future. Probable loss portions of doubtful assets should be charged against the Allowance for Credit Losses. Loans may reside in this classification for administrative purposes for a period not to exceed the earlier of thirty days or calendar quarter-end. There were no loans rated as loss as of September 30, 2024.

Loans not meeting the criteria above that are analyzed individually as part of the above-described process are considered to be pass rated loans.

INTEGRATED FINANCIAL HOLDINGS, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 4. Loans Held for Investment, continued

The following table presents the Company’s recorded investment in loans by credit quality indicators by year of origination or renewal as of September 30, 2024:

	September 30, 2024
	Term Loans by Year of Origination
(in thousands)	2024	2023	2022	2021	2020	Prior	Revolving	Total
Commercial
Pass	$45,410	$64,072	$45,289	$20,013	$8,041	$50,113	$15,368	$248,306
Special mention	69	163	-	20	181	251	-	684
Substandard	1,413	1,084	876	145	178	708	-	4,404
	46,892	65,319	46,165	20,178	8,400	51,072	15,368	253,394
Commercial real estate
Pass	14,484	13,197	12,790	7,870	4,311	14,699	260	67,611
Substandard	227	-	-	-	7,629	2,504	-	10,360
	14,711	13,197	12,790	7,870	11,940	17,203	260	77,971
Residential real estate
Pass	11,589	11,966	1,816	7,197	4,394	7,602	733	45,297
Special mention	-	-	-	-	-	191	-	191
Substandard	355	-	-	3,257	424	511	-	4,547
	11,944	11,966	1,816	10,454	4,818	8,304	733	50,035
Consumer
Pass	19	-	-	-	8	2	-	29
	19	-	-	-	8	2	-	29
Total	$73,566	$90,482	$60,771	$38,502	$25,166	$76,581	$16,361	$381,429

The following table presents the Company’s gross charge-offs by year of origination or renewal as of September 30, 2024:

	September 30, 2024
	Term Loans by Year of Origination
(in thousands)	2024	2023	2022	2021	2020	Prior	Revolving	Total
Commercial	$-	$22	$175	$-	$583	$4	$-	$784
Commercial real estate	$-	$-	$24	$-	$-	$427	$-	$451
	$-	$22	$199	$-	$583	$431	$-	$1,235

INTEGRATED FINANCIAL HOLDINGS, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 5. Deposits

Time deposits that meet or exceed the FDIC insurance limit of $250,000 as of September 30, 2024 were $57.3 million.

At September 30, 2024, scheduled maturities of time deposits were as follows:

(in thousands)
2024	$50,585
2025	132,913
2026	62,623
2027	44,977
2028	28,546
2029	286
Total	$319,930

At September 30, 2024, brokered deposits totaled $158.2 million.

INTEGRATED FINANCIAL HOLDINGS, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 6. Business Combinations

On March 28, 2024, the Company and Capital Bancorp, Inc (“CBNK” or “Capital”) jointly announced signing of a definitive merger agreement under which Capital has agreed to acquire the Company.

Effective October 1, 2024, the merger was completed. Under the terms of the Agreement and Plan of Merger, Integrated Financial Holdings, Inc. merged with and into Capital, with Capital remaining as the surviving entity.